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                                       8-K

                                 CURRENT REPORT

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 10, 1998

                           GreenPoint Financial Corp.

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             (Exact name of registrant as specified in its charter)

          Delaware                    0-22516                  06-1379001
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

                    90 Park Avenue, New York, New York 10016

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                    (Address of principal executive offices)

                                 (212) 834-1711

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              (Registrant's telephone number, including area code)


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ITEM 5.     OTHER EVENTS

              On July 10, 1998, GreenPoint Financial Corp. (the "Company") issued the press release included as Exhibit 99.1 to this report and incorporated by reference herein, announcing the Company's second quarter earnings.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)    Exhibits.

The following exhibit is filed with this report: Exhibit 99.1 - Press Release dated July 10, 1998.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GREENPOINT FINANCIAL CORP.

Date:  July 10, 1998                   By:    /s/ Howard C. Bluver
                                              -------------------------
                                       Name:  Howard C. Bluver
                                       Title: Senior Vice President and
                                              General Counsel